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                                                                  EXHIBIT 10.32



            FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

         THIS FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the "Amendment") is entered into to be effective as of August 3, 1998, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto, Banque Paribas, a bank organized under the laws of France acting through its Chicago Branch, as agent for itself and the other Lenders (the "Agent"), and Bank of America Texas, N.A., as co-agent for itself and the other Lenders ("Co-Agent").

                                    RECITALS

         A. F.Y.I., the Agent, Co-Agent and the Lenders entered into that certain Amended and Restated Credit Agreement dated as of February 17, 1998 (the "Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to F.Y.I. upon the terms and conditions set forth therein;

         B. F.Y.I., the Agent, Co-Agent and the Lenders desire to amend the Credit Agreement in certain respects as more fully set out herein.

                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, F.Y.I., the Lenders, and the Agent hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Amendment.

         2. Amendment to Commitment. Effective as of the date hereof, the aggregate principal amount of the Commitments is increased from $50,000,000.00 to $65,000,000.00. The amount set forth opposite the name of each Lender on the signature pages hereto under the heading "Commitment" shall represent the obligation of such Lender as increased hereby.

         3. Amendment to Definitions. Effective as of the date hereof, the following definition of "EBITA" shall be added to Section 1.1 of the Credit
Agreement:

         "EBITA" means, for any period, without duplication, the sum of the following for F.Y.I. and its Subsidiaries (or other applicable Person) for such period determined on a consolidated basis in accordance with
         GAAP: (a) Consolidated Net Income, plus (b) Consolidated Interest Expense, plus (c) income and franchise taxes to the extent deducted in determining Consolidated Net Income plus (d) amortization expense and other non-cash, non-tax items (other than depreciation) to the extent deducted in determining Consolidated Net Income. For purposes of calculating the EBITA of F.Y.I. and its consolidated Subsidiaries for any period of four consecutive fiscal quarters, the EBITA associated with any Person or assets acquired in a




FIRST AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT                  Page 1
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         Permitted Acquisition during such period of four consecutive fiscal quarters shall be added, without duplication, if the Permitted Acquisition and the EBITA of the Person or assets acquired were approved in writing by the Required Lenders.

         4. Amendment to Consolidated Fixed Charge Coverage Ratio. Effective as of the date hereof, the definition of "Consolidated Fixed Charge Coverage Ratio" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

         "Consolidated Fixed Charge Coverage Ratio" means, for any period, the ratio of (a)(i) EBITA of F.Y.I. and its Subsidiaries for such period minus (ii) taxes of F.Y.I. and its Subsidiaries paid or payable in cash during such period, to (b) the Fixed Charges of F.Y.I. and its Subsidiaries for such period.





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         5.      Amendment to Permitted Acquisitions.  Effective as of the date hereof, the definition of "Permitted Acquisitions" in Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Permitted Acquisition" means any Acquisition which has been approved in writing by the Agent and the Required Lenders or any other Acquisition which satisfies each of the following requirements: (a) the acquiror (or surviving corporation if the acquisition is by means of a merger) is F.Y.I. or any Subsidiary of F.Y.I., (b) the assets to be acquired in connection with such Acquisition are assets that are to be used in the existing businesses of the acquiror as such business is presently conducted, (c) such Acquisition has been approved by the Board of Directors of the acquired entity, (d) the acquired entity shall have generated positive EBITDA during the twelve-month period preceding the Acquisition, which positive EBITDA shall be audited or reviewed by an accounting firm acceptable to the Agent if (but only if) the Acquisition involves total consideration paid or payable of $10,000,000 or more, after adjusting for excess owners' compensation and other pro forma charges as validated by the Agent, (e) after giving effect to such Acquisition and any Debt incurred in connection therewith, Total Debt does not exceed 2.5 times EBITDA for the four fiscal quarters most recently completed of F.Y.I. and its Subsidiaries (and including the acquired entity's trailing twelve-month EBITDA as adjusted for any interest not acquired, if audited or reviewed by an accounting firm acceptable to the Agent) (EBITDA may include proforma adjustments to an acquired entity's earnings, as adjusted for any interest not acquired, acceptable to the Agent), (f) such Acquisition shall not exceed $20,000,000 in total consideration (including any Debt assumed or guaranteed in connection therewith), without Required Lenders' approval, (g) the aggregate amount of all such Acquisitions made on or after the Closing Date shall not exceed $25,000,000, in total consideration (including any Debt assumed or guaranteed in connection therewith) in any twelve-month period without Required Lenders' approval; provided, however, for purposes hereof, the amount of such consideration relating to the acquisition of DeBari Associates Acquisition Corp. and the acquisition of Associate Record Technician Services Acquisition Corp. shall not be included in such aggregate amount of $25,000,000, (h) prior to and after giving effect to the Acquisition, no Default shall exist, (i) after giving effect to such Acquisition, F.Y.I. will not violate any financial covenant, and (j) no material part of the Property or business operations to be acquired are located outside the U.S. or Canada; provided, however, that up to $7,000,000 (valued at total purchase consideration including any Debt assumed or guaranteed in connection therewith) in Acquisitions made on or after the Closing Date and during the term of this Agreement will be deemed to be Permitted Acquisitions despite their failure to meet the requirements of items (d) and (j) preceding so long as no such acquired entity or entities shall have annual sales (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $10,000,000 or cumulative EBITDA losses (individually for any one such acquired entity or in the aggregate for all such acquired entities) in excess of $1,500,000 incurred, in each case during the twelve- month period preceding the respective dates of acquisition.

         6.      Amendment to Section 10.3.  Effective as of the date hereof,
Section 10.3 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 Section 10.3 Consolidated Fixed Charge Coverage Ratio. F.Y.I. will not permit





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                 the Consolidated Fixed Charge Coverage Ratio, calculated as of the end of each fiscal quarter of F.Y.I. for the four fiscal quarters of F.Y.I. then ended, (i) commencing with the fiscal quarter ended December 31, 1997 and ending with the fiscal quarter ending March 31, 1998 to be less than 1.50 to 1.00 and
                 (ii) commencing with the fiscal quarter ended June 30, 1998, and as of the last day of each fiscal quarter thereafter, to be less than 1.20 to 1.00.

         7. Representations and Warranties. The representations and warranties made by F.Y.I. in the Loan Documents, as the same are amended hereby, are true and correct at the time this Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date. F.Y.I. further represents and warrants to Agent and Lenders that (i) the execution, delivery and performance of this Amendment and any and all other Loan Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of F.Y.I. and will not violate the articles of incorporation or bylaws of F.Y.I., (ii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, and (iii) F.Y.I. is in full compliance with all covenants and agreements contained in the Credit Agreement as amended hereby.

         8. Costs. F.Y.I. agrees to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Amendment and the transactions preceding and contemplated by this Amendment including, without limitation, the fees and expenses of counsel to the Agent and the Lenders.

         9.      Miscellaneous.

                 (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Amendment.

                 (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                 (c) Effect of this Amendment. The Credit Agreement, as amended by this Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Amendment.

                 (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                 (e) Counterparts. This Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an





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         original, but all such counterparts shall constitute but one and the same Amendment.

                 (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                           F.Y.I.:

                                           F.Y.I. INCORPORATED


                                           By:/s/ DAVID LOWENSTEIN
                                              -----------------------------
                                                David Lowenstein
                                                Executive Vice President


                                           LENDERS:

                                           BANQUE PARIBAS, as Agent and a Lender
Commitment:
$25,000,000.00
                                           By:/s/ CLARK C. KING III
                                              --------------------------------
                                           Name:  Clark C. King III
                                                ------------------------------
                                           Title: Director
                                                 -----------------------------


                                           By:/s/ FRANCOIS DELANGLE
                                              --------------------------------
                                           Name:  Francois Delangle
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------


                                           BANK OF AMERICA TEXAS, N.A., as
                                           Co-Agent and a Lender
Commitment:
$25,000,000.00
                                           By:/s/ CONNER DUFFEY
                                              --------------------------------
                                           Name:  Conner Duffey
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------



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                                           BANK ONE, TEXAS, N.A.
Commitment:
$15,000,000.00
                                           By:/s/ SCOTT RHEA
                                              --------------------------------
                                           Name:  Scott Rhea
                                                ------------------------------
                                           Title: Vice President
                                                 -----------------------------


         Each Loan Party (other than F.Y.I.) hereby consents and agrees to this Amendment and agrees that the Guaranty and the Security Agreements (if any) executed by such Loan Party shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its respective terms.

                              LOAN PARTIES:

                              IMAGENT ACQUISITION CORP.
                              RESEARCHERS ACQUISITION CORP.
                              RECORDEX ACQUISITION CORP.
                              DPAS ACQUISITION CORP.
                              LEONARD ARCHIVES ACQUISITION CORP.
                              DELIVEREX ACQUISITION CORP.
                              PERMANENT RECORDS ACQUISITION CORP.
                              DELIVEREX SACRAMENTO ACQUISITION CORP.
                              B&B (BALTIMORE-WASHINGTON)ACQUISITION CORP.
                              PREMIER ACQUISITION CORP.
                              ROBERT A. COOK ACQUISITION CORP.
                              PENINSULA RECORD MANAGEMENT, INC.
                              RAC (CALIFORNIA) ACQUISITION CORP.
                              CALIFORNIA MEDICAL RECORD SERVICE
                                        ACQUISITION CORP.
                              MINNESOTA MEDICAL RECORD SERVICE
                                        ACQUISITION CORP.
                              TEXAS MEDICAL RECORD SERVICE
                                        ACQUISITION CORP.
                              ZIA INFORMATION ANALYSIS GROUP, INC.
                              CH ACQUISITION CORP.
                              DISC ACQUISITION CORP.
                              ACADIAN CONSULTANTS CORP.
                              ACT MEDICAL RECORD SERVICES, INC.
                              APS SERVICES ACQUISITION CORP.
                              COMPUTER CENTRAL CORPORATION
                              DELAWARE MAJOR ACQUISITION CORP.
                              INFORMATION MANAGEMENT ACQUISITION CORP.
                              INPUT OF TEXAS, INC.
                              MAVRICC MANAGEMENT SYSTEMS, INC.
                              MMS ESCROW AND TRANSFER AGENCY, INC.





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                                        QCS INET ACQUISITION CORP.
                                        QUALITY COPY ACQUISITION CORP.
                                        THE RUST CONSULTING GROUP, INC.
                                        ZIP SHRED CANADA ACQUISITION CORP.
                                        ASSOCIATE RECORD TECHNICIAN SERVICES
                                                  ACQUISITION CORP.
                                        DEBARI ASSOCIATES ACQUISITION CORP.
                                        LIFO SYSTEMS, INC.
                                        MEDICOPY ACQUISITION CORP.
                                        MMS SECURITIES, INC.
                                        ZIPSHRED,INC.
                                        MICRO PUBLICATION SYSTEMS, INC.




                                        By:/s/ DAVID LOWENSTEIN
                                           -------------------------------------
                                              David Lowenstein, authorized
                                           officer acting on behalf of each of
                                           the Loan Parties listed above





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